Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for First Union Commercial Mortgage
Securities Corporation Commercial Mortgage Pass Through Certificates Series 1997-C2 as reflected in the security position listing as of Decemb er 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

A-3
JP Morgan Chase Bank
276,463,000
28%
14201 Dallas Parkway
Dallas, TX 75254

The Bank of New York
145,359,943
14%
One Wall Street
New York, NY 10286

Deutsche Bank Securities Inc.
85,000,000
8%
1251 Avenue of the Americas
New York, NY 10020

Morgan Stanley & Co Inc.
65,415,000
6%
One Pierrepont Plaza, Seventh Floor
Brooklyn, NY 11201

Mellon Trust of New England, NA
70,348,000
7%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co.
201,414,373
20%
1776 Heritage Drive
Global Corporate Action Unit JAB5NW
No. Quincy, MA 02171

B
The Bank of New York
31,475,000
28%
One Wall Street
New York, NY 10286

JP Morgan Chase Ban k
61,000,000
55%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
17,700,000
16%
1776 Heritage Drive
Global Corporate Action Unit JAB5NW
No. Quincy, MA 02171
C
The Bank of New York
8,000,000
7%
One Wall Street
New York, NY 10286
SSB&T Co.
13,700,000
12%
1776 Heritage Drive
Global Corporate Action Unit JAB5NW
No. Quincy, MA 02171

Citibank
10,000,000
9%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank
70,775,000
64%
14201 Dallas Parkway
Dallas, TX 75254

D
Wells Fargo Bank NA
15,000,000
12%
733 Marquette Avenue
Minneapolis, MN 55479

JP Morgan Chase Bank
31,190,000
25%
14201 Dallas Parkway
Dallas, TX 75254
SSB&T Co.
16,000,000
13%
1776 Heritage Drive
Global Corporate Action Unit JAB5NW
No. Quincy, MA 02171

LaSalle Bank NA
6,000,000
5%
135 South LaSalle Street
Chicago, IL 60603

UBS Securities LLC/CMO
47,982,000
39%
299 Park Avenue
New York, NY 10171

E
The Bank of New York
7,102,000
21%
One Wall Street
New York, NY 10286

UBS Securities LLC/CMO
5,030,000
15%
299 Park Avenue
New York, NY 10171

JP Morgan Chase Bank
17,920,000
54%
14201 Dallas Parkway
Dallas, TX 75254
LaSalle Bank NA
3,000,000
9%
135 South LaSalle Street
Chicago, IL 60603

IO
Citibank
825,502,324
37%
3800 Citibank Center B3-15
Tampa, FL 33610

Mellon Trust of New England, NA
238,745,000
10%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

JPMorgan Chase/Prudential
243,990,000
11%
14201 Dallas Parkway
Dallas, TX 75254

Citigroup Global Markets Inc/Salomon Bros
262,156,000
11%
333 W. 34 th Street, Third Floor
New York, NY 10001

Goldman
183,500,000
8%
180 Maiden Lane
New York, NY 10038

JP Morgan Chase Bank
168,920,000
7%
14201 Dallas Parkway
Dallas, TX 75254